UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard
Suite 650
Coral Gables, FL 33146
           (Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HMTV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of a series of measures to reduce Hemisphere Media Group, Inc.’s (the “Company”) costs in light of the extraordinary business challenges occasioned by the current national health crisis, on April 15, 2020, each of the Company’s named executive officers agreed by irrevocable waiver, effective as of the filing date of this Current Report on Form 8-K through the end of the current fiscal quarter, to effect a temporary reduction in the base salaries otherwise payable under their respective employment agreements.  Mr. Sokol, the Company’s President and Chief Executive Officer has agreed to forgo receipt of 25% of his base salary. Mr. Fischer, the Company’s Chief Financial Officer, and Mr. Tolston, the Company’s Executive Vice President, Chief Legal Officer and Corporate Secretary will each forego receipt of 15% of the base salary that would otherwise be payable under their respective employment agreements.  The salary waivers will not modify other rights under the applicable employment agreements determined by reference to the officer’s base salary; such provisions will continue to be applied based on the stated base salary payable under the applicable agreement.   The Company is also effecting reductions in base salary among a group of its employees earning in excess of $150,000 per year.

Additionally, non-employee directors of the Company’s board of directors (the “Board”) (other than the Company’s Vice Chairman, Mr. McNamara, who receives no director compensation for his service on the Board) have voluntarily agreed by irrevocable waiver to effect a temporary reduction in the cash retainer portion of their director compensation.  Effective May 21, 2020, following the election of the Board’s Class I directors, the Company’s non-employee directors have agreed to waive their cash retainer for the first quarter of the Board fiscal year.

Further action will be determined, if necessary, at or before the end of the current fiscal quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: April 16, 2020	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Executive Vice President, Chief Legal Officer and Corporate Secretary